UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

MEDICUS PHARMA LTD.
(Exact name of registrant as specified in its charter)

Ontario	001-42408	98-1778211
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Conshohocken State Road, Suite 200
 Conshohocken, Pennsylvania, United States 19428
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (610) 540-7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	MDCX	NASDAQ Capital Market
Warrants, each exercisable for one common share at an exercise price of $4.64 per share	MDCXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Share Consolidation

Medicus Pharma Ltd. (the "Company") today announced that it will effect a fifty-to-one consolidation (the "Share Consolidation") of the Company's common shares, no par value (the "Common Shares"), to be effective on October 12, 2026. The Share Consolidation is intended to increase the bid price of the Common Shares and to enable the Company to regain compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market.

The Common Shares are expected to begin trading on a consolidated basis on The Nasdaq Capital Market at the commencement of trading on October 12, 2026, with a new CUSIP number of 58471K301 and a new ISIN of CA58471K3010. The Company's name will remain unchanged and the ticker symbol for the Common Shares will remain "MDCX."

At the Company's 2026 Annual General and Special Meeting held on June 3, 2026, the Company's shareholders approved a proposal authorizing the Company's board of directors (the "Board") to effect a consolidation of the Common Shares at a ratio of up to fifty-to-one, with the exact ratio and timing to be determined by the Board in its sole discretion. Pursuant to such authorization, the Board has approved the Share Consolidation.

Information for Shareholders

As a result of the Share Consolidation, every 50 Common Shares issued and outstanding will be automatically exchanged for one new Common Share. The Share Consolidation will not modify any rights or preferences of the Common Shares. The Common Shares issued pursuant to the Share Consolidation will remain fully paid and non-assessable. The Share Consolidation will not change the voting power of holders of the outstanding Common Shares.

No fractional shares will be issued in connection with the Share Consolidation. Shareholders who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Share Consolidation ratio will automatically be rounded down to the next whole share and cash will be paid in lieu for such fractional shares.

Shareholders owning pre-Share Consolidation Common Shares via a bank, broker or other nominee will have their positions automatically adjusted to reflect the Share Consolidation and will not be required to take further action in connection with the Share Consolidation, subject to brokers' particular processes. For additional information on such processes, shareholders should contact their respective broker or nominee (as applicable). Similarly, registered shareholders holding pre-Share Consolidation Common Shares electronically in book-entry form are also not required to take further action in connection with the Share Consolidation.

Impact on Other Equity Securities

Proportionate adjustments will be made to the per share exercise price and the number of Common Shares issuable upon the exercise or conversion of outstanding equity awards, convertible securities and warrants, as well as to the number of Common Shares issued and issuable under the Company's equity incentive plans.

Additional information about the Share Consolidation can be found in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on May 4, 2026, which is available free of charge at the SEC's website, www.sec.gov/edgar, and on the Company's website at https://medicuspharma.com/investor-relations/sec-filings/.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" or "forward-looking information" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws (collectively, "forward-looking statements"), including, without limitation, statements regarding the effectiveness of the Share Consolidation and the timing thereof, the anticipated effect of the Share Consolidation on the bid price of the Common Shares and the Company's ability to regain and maintain compliance with the continued listing requirements of The Nasdaq Capital Market, the commencement of trading of the Common Shares on The Nasdaq Capital Market on a post-Share Consolidation basis and the timing thereof, the expected number of common shares outstanding following the Consolidation, the proportionate adjustments to be made to outstanding equity awards, convertible securities and warrants and the treatment of fractional shares. Forward-looking statements are often, but not always, identified by the use of such terms as "may", "on track", "aim", "might", "will", "will likely result", "could," "designed," "would", "should", "estimate", "plan", "project", "forecast", "intend", "expect", "anticipate", "believe", "seek", "continue", "target", "potential" or the negative and/or inverse of such terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including those risk factors described in the Company's annual report on Form 10-K for the year ended December 31, 2025, and in the Company's other public filings on EDGAR and SEDAR+, which may impact, among other things, the trading price and liquidity of the Common Shares. Forward-looking statements contained in this Current Report on Form 8-K are expressly qualified by this cautionary statement and reflect the Company's expectations as of the date hereof and thus are subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDICUS PHARMA LTD.

By:	/s/ Raza Bokhari
Name:	Dr. Raza Bokhari
Title:	Executive Chairman and Chief Executive Officer

Dated: October 7, 2026